UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834
Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2017—April 30, 2018
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2018

Vanguard Windsor™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	9
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard Windsor Fund returned 3.66%
for Investor Shares, outpacing the 1.94% return of its benchmark, the Russell 1000
Value Index, and the 2.67% average return of its peers.

• Value stocks trailed their growth counterparts for the period, while large- and small-capitalization stocks recorded generally similar returns.

• The Windsor Fund’s two advisors aim to invest in large- and mid-cap stocks they have determined are undervalued by the marketplace. The fund posted positive returns in nine of 11 sectors.

• The fund’s outperformance was driven by strong selection in consumer staples, industrial, and energy stocks. Relative to the benchmark, the fund’s overweight to the information technology sector also added to results, although stock selection within the sector lagged most.

Total Returns: Six Months Ended April 30, 2018
			Total
			Returns
Vanguard Windsor Fund
Investor Shares			3.66%
Admiral™ Shares			3.69
Russell 1000 Value Index			1.94
Multi-Cap Value Funds Average			2.67
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.31%	0.21%	1.06%

The fund expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Value Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer

May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

Advisors’ Report

For the six months ended April 30, 2018, Investor Shares of Vanguard Windsor Fund returned 3.66%, and lower-cost Admiral Shares returned 3.69%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 16, 2018.

Wellington Management Company LLP

Portfolio Managers:

James N. Mordy,
Senior Managing Director
and Equity Portfolio Manager

David W. Palmer, CFA,
Senior Managing Director
and Equity Portfolio Manager

U.S. equity markets rose over the past six months but became more volatile because of trade worries, increased inflation expectations, and tighter global liquidity.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	70	13,844	Seeks to provide long-term total returns above
Company LLP			both the S&P 500 and value-oriented indexes
			over a complete market cycle through
			bottom-up, fundamentally driven stock
			selection focused on undervalued securities.
Pzena Investment Management,	29	5,855	Uses a fundamental, bottom-up,
LLC			deep-value-oriented investment strategy. Seeks
			to buy good businesses at low prices, focusing
			exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	1	169	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor also may
			maintain a modest cash position.

The Federal Reserve raised the target for the federal funds rate two more times, and the 10-year U.S. Treasury bond rate rose more than half a percentage point, to nearly 3%. The headwind from higher rates offset some of the benefit from higher expected corporate earnings growth.

The Standard & Poor’s 500 Index outperformed the Russell 1000 Value Index during the period, importantly because of a much larger contribution from the consumer discretionary sector. Cyclical sectors generally provided market leadership over the period, with consumer staples and utilities lagging the most.

Relative to the S&P 500 Index, our sector allocation detracted from results. We were underweighted in consumer discretionary, the best-performing sector. We have been particularly cautious toward retail, where Amazon’s disruption shows no signs of abating; however, retail stocks got a boost from holiday spending, which was at its strongest in years. Amazon’s 42% return was a further headwind; it accounts for roughly one-third of the market capitalization of the large-cap retail group, and we have not owned the stock because it doesn’t fit with our value discipline.

However, consumers are facing higher energy costs and do not appear to be in a hurry to spend tax savings, which we believe is necessary to sustain these stocks’ strength. Our stake in Newell Brands also hurt results in this sector. The stock lost 30% of its value over the period as a poorly timed merger and several missed sales forecasts led to an unsuccessful attempt by a dissident board member to seize control of the company and a new strategy to shrink the company back to a manageable size. This will be a challenging process, but we believe that it will result in a materially higher stock price over time.

Another group that detracted was semiconductor stocks, where we were overweight to the S&P 500 Index. Valuations remain attractive after several years of outperformance, but the stocks have seen profit-taking in recent months amid escalating trade war fears. The government’s decision to block Broadcom’s attempted takeover of QUALCOMM, based on fears that it would hurt the U.S. in the race with China for leadership in next-generation communications technology, did not help investor sentiment. We significantly reduced our QUALCOMM position.

Our best relative results were in energy. We were overweighted in the sector, which was the second-strongest performer in the S&P 500 Index. The price of West Texas crude rose from the mid-$50 range to close to $70 per barrel as global inventories declined, as we anticipated. Our exploration and production stocks returned about 25% for the period. Managements of these companies were listening to investors’ demands for more capital discipline.

Pioneer Natural Resources and Anadarko Petroleum, two of our larger holdings, were each up about 35%.

Our positioning in consumer staples also provided positive relative performance. Many traditional household products and packaged-food stocks have lost their safety premiums in an increasingly tough retail environment. On average, our stock selection was positive over the period in what was the second-worst performing sector in the S&P 500 Index.

Our performance in other sectors was mixed. Industrials benefited from Harris and Raytheon in a strong defense group, financials got a boost from an announced takeover of insurer XL Group by AXA, and health care lagged because of underperformance of Bristol-Myers Squibb, whose recent lung cancer trials appeared more narrowly successful than those of its competitor Merck.

Sales in the portfolio have been concentrated in technology, financials, and industrials, where investors have been more willing to price in anticipated earnings upside. We ended the period overweighted in more defensive sectors as relative valuations have improved. We believe this provides a cushion in an economic cycle that is well-advanced and where the threats of escalating trade wars, building inflationary pressures, and tighter global liquidity suggest less investor risk tolerance. That was a theme throughout a number of new purchases, such as US

Foods, Chevron, Comcast, FMC, Koninklijke Philips, and Archer Daniels Midland.

As of the end of the period, the companies we own sell at an aggregate price/earnings ratio of about 12 times 2019 forecast earnings, which is more than 20% lower than the overall S&P 500 Index, with roughly similar growth prospects and dividend yield.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena,
Managing Principal
and Co-Chief Investment Officer

John J. Flynn, Principal

Benjamin S. Silver, CFA, CPA, Principal

U.S. equity markets continued their long bull market advance over the six months, with the Standard & Poor’s 500 Index gaining 3.82%. Volatility in the second half of the period muted the first half’s strong returns. Growth stocks continued to outperform, with the Russell 1000 Growth Index advancing 5.68%, versus 1.94% for the Russell 1000 Value Index. In a market that appears expensive, the spread in valuations between the cheapest and most expensive stocks is among the widest it has been in the last 50 years, leaving a wide set of opportunities for the portfolio.

The portfolio was led by stock selection in the consumer discretionary and health care sectors and low exposure to consumer staples. The largest individual contributor was leading U.S. life insurer Voya Financial, which rose sharply after the announced sale of its variable annuity business. This eliminated a potential risk that weighed on the company’s valuation.

Royal Dutch Shell contributed to performance as oil prices improved and the company remained dedicated to its disciplined capital spending strategy. XL Group, the Bermuda-based property and casualty insurer, rose on the announcement of its pending acquisition by France’s AXA.

The main detractors were holdings in the software and insurance industries. Micro Focus International, a multinational software and consulting business, fell as the company announced a greater-than-expected revenue decline and the departure of its CEO. Micro Focus merged with a legacy software business spun out of Hewlett Packard in September and has struggled to integrate the two operations.

Oracle, a global leader in database and applications software, weakened on concerns about the pace of converting customers to its cloud computing platform. Despite this challenge, the continued durability of the company’s on-premises licensed software was a notable surprise.

American International Group, the global multiline insurer, was down after reserve charges in its commercial insurance unit and catastrophe losses from Hurricanes Harvey, Irma, and Maria. Its consumer insurance segment performed well, and the company’s removal from strict government oversight after regulators determined that it was no longer considered a “systemically important financial institution” was another positive. AIG remains focused on commercial underwriting, which we believe should position the company for long-term profitable growth.

The largest addition to the portfolio was Amgen, a leading biotechnology company that has seen its valuation decline because of upcoming patent expirations and a slower-than-expected drug launch. Despite these concerns, we believe that a significant portion of Amgen’s market value resides in existing drugs, providing significant downside protection at current valuation levels. We initiated positions in General Electric and Newell Brands toward the end of the period. Sales included Hilton Worldwide, Cigna, XL Group, TE Connectivity, Seagate Technology, and ConocoPhillips, as their stock prices appreciated toward our estimate of fair value. We also trimmed Hewlett Packard Enterprise and Walmart on strength.

We continue to see meaningful valuation dispersion in the market, and our portfolio remains broadly consistent with recent positioning, tilted toward cyclicals. The portfolio’s largest exposures are in the financial, health care, energy, and consumer discretionary sectors. The largest change was an increased exposure to health care and consumer discretionary stocks; this was funded in part by sales and trims in the information technology, industrial, and consumer staples sectors.

We continue to have little exposure to sectors considered safe by investors such as telecommunication services, real estate, and consumer staples, which we believe are trading at premium valuations even considering their recent pullback. The breadth and scope of the opportunity set in value stocks today enable us to continue building portfolios of stocks with multiple pathways to their full earnings potential.

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	908,259,624	31,367,492	96.7%
Emerson U. Fullwood	905,886,189	33,740,926	96.4%
Amy Gutmann	905,801,076	33,826,039	96.4%
JoAnn Heffernan Heisen	907,652,013	31,975,103	96.6%
F. Joseph Loughrey	907,036,081	32,591,035	96.5%
Mark Loughridge	907,732,965	31,894,150	96.6%
Scott C. Malpass	905,318,513	34,308,603	96.3%
F. William McNabb III	906,555,088	33,072,027	96.5%
Deanna Mulligan	907,019,907	32,607,209	96.5%
André F. Perold	902,790,493	36,836,623	96.1%
Sarah Bloom Raskin	905,994,185	33,632,930	96.4%
Peter F. Volanakis	906,439,964	33,187,152	96.5%
*Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Windsor Fund	281,706,445	12,011,606	11,148,098	25,333,877	85.3%

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Windsor Fund	65,899,406	17,909,622	221,057,121	25,333,877	20.0%

Windsor Fund

Fund Profile
As of April 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.31%	0.21%
30-Day SEC Yield	1.78%	1.88%

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.92	0.91
Beta	1.10	1.10

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	136	710	3,752
Median Market
Cap	$35.7B	$64.4B	$66.1B
Price/Earnings
Ratio	15.4x	16.5x	20.5x
Price/Book Ratio	1.9x	1.9x	2.9x
Return on Equity	11.6%	11.6%	15.0%
Earnings Growth
Rate	8.7%	4.9%	8.4%
Dividend Yield	2.0%	2.4%	1.8%
Foreign Holdings	6.6%	0.0%	0.0%
Turnover Rate
(Annualized)	36%	—	—
Short-Term
Reserves	1.9%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bank of America Corp.	Diversified Banks	2.4%
American International
Group Inc.	Multi-line Insurance	2.1
Citigroup Inc.	Diversified Banks	2.0
MetLife Inc.	Life & Health
	Insurance	1.9
Pioneer Natural
Resources Co.	Integrated Oil & Gas	1.6
Bristol-Myers Squibb Co.	Pharmaceuticals	1.6
Broadcom Inc.	Semiconductors	1.6
Mylan NV	Pharmaceuticals	1.5
UnitedHealth Group Inc.	Managed Health
	Care	1.5
Arrow Electronics Inc.	Technology
	Distributors	1.5
Top Ten		17.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year.

For the six months ended April 30, 2018, the annualized expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares.

Windsor Fund

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	8.9%	6.7%	13.1%
Consumer Staples	6.3	7.1	6.3
Energy	10.2	11.7	6.0
Financials	23.7	26.9	15.1
Health Care	12.9	14.3	13.6
Industrials	9.8	8.0	10.5
Information
Technology	14.9	9.1	23.8
Materials	4.5	2.9	3.3
Real Estate	4.0	4.6	3.7
Telecommunication
Services	1.7	2.7	1.7
Utilities	3.1	6.0	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	11.99%	11.89%	8.99%
Admiral Shares	11/12/2001	12.12	12.00	9.11

See Financial Highlights for dividend and capital gains information.

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (8.7%)
	Ford Motor Co.	19,736,076	221,834
	Newell Brands Inc.	6,312,674	174,419
	TJX Cos. Inc.	1,947,225	165,222
	DR Horton Inc.	3,654,483	161,309
*	Norwegian Cruise Line
	Holdings Ltd.	2,643,698	141,359
	Interpublic Group of
	Cos. Inc.	5,771,362	136,146
	Omnicom Group Inc.	1,662,541	122,463
	Expedia Group Inc.	1,011,577	116,473
	Comcast Corp. Class A	3,506,800	110,078
	General Motors Co.	2,928,508	107,593
	Lennar Corp. Class A	1,233,568	65,243
	News Corp. Class A	4,001,857	63,950
	Goodyear Tire &
	Rubber Co.	2,169,320	54,472
	Lowe’s Cos. Inc.	488,273	40,248
	Kohl’s Corp.	343,475	21,337
	Toll Brothers Inc.	494,383	20,843
			1,722,989
Consumer Staples (6.1%)
	British American
	Tobacco plc	3,772,660	206,922
*	US Foods Holding Corp.	5,194,093	177,534
*	Post Holdings Inc.	1,990,027	158,346
	Walmart Inc.	1,522,538	134,684
	Ingredion Inc.	1,073,554	129,997
	Coty Inc. Class A	7,317,990	126,967
	Kroger Co.	4,960,681	124,960
	Archer-Daniels-Midland
	Co.	1,656,600	75,177
	CVS Health Corp.	688,190	48,056
	Kellogg Co.	625,000	36,812
			1,219,455

Energy (9.9%)
	Pioneer Natural
	Resources Co.	1,604,183	323,323
	Royal Dutch Shell
	plc ADR	3,336,671	233,233
*	Concho Resources Inc.	1,452,236	228,306
	Halliburton Co.	4,086,512	216,544
	Anadarko Petroleum
	Corp.	2,959,485	199,233
	Chevron Corp.	1,216,900	152,246
*	Newfield Exploration Co.	4,642,940	138,360
	Exxon Mobil Corp.	1,713,960	133,261
	BP plc ADR	2,975,024	132,656
	Canadian Natural
	Resources Ltd.	2,325,561	83,906
	Cenovus Energy Inc.	6,621,254	66,411
	Murphy Oil Corp.	1,836,625	55,301
	Baker Hughes a GE Co.	404,150	14,594
			1,977,374
Financials (23.2%)
	Bank of America Corp.	15,659,374	468,528
	American International
	Group Inc.	7,363,333	412,347
	Citigroup Inc.	5,732,514	391,359
	MetLife Inc.	7,826,914	373,109
	Wells Fargo & Co.	5,296,691	275,216
	Unum Group	4,390,466	212,411
	Comerica Inc.	2,178,335	206,027
	PNC Financial Services
	Group Inc.	1,407,923	205,008
	Arthur J Gallagher & Co.	2,493,514	174,521
	JPMorgan Chase & Co.	1,559,517	169,644
	UBS Group AG	9,877,467	165,941
	Capital One Financial
	Corp.	1,797,232	162,865
	Intercontinental
	Exchange Inc.	1,859,017	134,704
^	ING Groep NV ADR	7,601,373	127,627

Windsor Fund

			Market
			Value•
		Shares	($000)
	Morgan Stanley	2,395,936	123,678
	Voya Financial Inc.	2,353,572	123,210
	Goldman Sachs
	Group Inc.	493,525	117,622
	State Street Corp.	1,023,350	102,110
	Axis Capital Holdings Ltd.	1,685,313	98,928
	Franklin Resources Inc.	2,695,150	90,665
	Fifth Third Bancorp	2,159,384	71,627
	M&T Bank Corp.	353,085	64,357
	KeyCorp	3,143,625	62,621
	Principal Financial
	Group Inc.	1,048,873	62,114
	Regions Financial Corp.	3,076,817	57,536
	Willis Towers Watson plc	205,562	30,528
	Citizens Financial
	Group Inc.	727,451	30,182
	Allstate Corp.	308,319	30,160
	Zions Bancorporation	546,560	29,924
	Invesco Ltd.	695,225	20,141
*	Brighthouse Financial Inc.	184,920	9,390
			4,604,100
Health Care (12.6%)
	Bristol-Myers Squibb Co.	6,055,327	315,664
*	Mylan NV	7,657,017	296,786
	UnitedHealth Group Inc.	1,249,123	295,293
	Medtronic plc	3,011,814	241,337
	McKesson Corp.	1,269,848	198,363
	Koninklijke Philips NV	4,418,668	187,027
	Merck & Co. Inc.	2,550,906	150,172
	HCA Healthcare Inc.	1,560,266	149,380
	Amgen Inc.	847,946	147,950
	Allergan plc	948,179	145,688
	Pfizer Inc.	3,236,417	118,485
*	Express Scripts
	Holding Co.	1,328,137	100,540
*	Biogen Inc.	361,272	98,844
	Cardinal Health Inc.	822,527	52,781
			2,498,310
Industrials (9.6%)
	Harris Corp.	1,624,515	254,106
	Eaton Corp. plc	3,239,729	243,077
*	IHS Markit Ltd.	3,923,165	192,745
	Raytheon Co.	857,210	175,676
	Honeywell International
	Inc.	1,191,434	172,377
*	Sensata Technologies
	Holding plc	2,922,812	148,245
	Dover Corp.	1,596,742	148,018
	JB Hunt Transport
	Services Inc.	1,141,705	134,070
	American Airlines
	Group Inc.	1,870,829	80,315

	Knight-Swift
	Transportation
	Holdings Inc.	1,490,947	58,162
	General Electric Co.	3,861,534	54,332
^	Schneider National Inc.
	Class B	1,992,079	53,149
	Parker-Hannifin Corp.	317,760	52,309
	Stanley Black &
	Decker Inc.	368,612	52,192
	Johnson Controls
	International plc	1,448,800	49,071
	L3 Technologies Inc.	166,050	32,526
			1,900,370
Information Technology (14.5%)
*	Broadcom Inc.	1,346,046	308,810
*	Arrow Electronics Inc.	3,857,685	288,323
	Cisco Systems Inc.	5,339,839	236,501
	Lam Research Corp.	1,200,475	222,160
*	Micron Technology Inc.	4,757,544	218,752
*	VeriSign Inc.	1,567,902	184,103
	Apple Inc.	1,102,617	182,219
*	Keysight Technologies Inc.	3,384,127	174,892
	KLA-Tencor Corp.	1,562,870	159,006
	Oracle Corp.	3,473,300	158,626
	Marvell Technology
	Group Ltd.	7,810,283	156,674
	SS&C Technologies
	Holdings Inc.	2,968,761	147,399
	QUALCOMM Inc.	2,846,712	145,211
	Hewlett Packard
	Enterprise Co.	8,187,213	139,592
	Cognizant Technology
	Solutions Corp. Class A	1,364,386	111,634
	Microsoft Corp.	310,179	29,008
	Micro Focus International
	plc ADR	1,254,263	21,724
			2,884,634
Materials (4.4%)
	Celanese Corp. Class A	2,186,499	237,607
*	Alcoa Corp.	2,892,990	148,121
	PPG Industries Inc.	1,297,313	137,359
	International Paper Co.	1,888,316	97,362
	Vulcan Materials Co.	851,400	95,093
	FMC Corp.	1,052,100	83,884
	Reliance Steel &
	Aluminum Co.	927,005	81,502
			880,928
Other (0.4%)
2	Vanguard Value ETF	703,525	72,892

Real Estate (3.6%)
	American Tower Corp.	1,683,997	229,630
	Weyerhaeuser Co.	6,235,407	229,338

Windsor Fund

		Market
		Value•
	Shares	($000)
Host Hotels &
Resorts Inc.	6,528,145	127,691
Public Storage	600,689	121,207
		707,866
Telecommunication Services (1.6%)
Verizon Communications
Inc.	4,431,240	218,682
Nippon Telegraph &
Telephone Corp.	1,702,900	80,811
AT&T Inc.	815,225	26,658
		326,151
Utilities (3.1%)
NextEra Energy Inc.	1,281,402	210,035
Edison International	3,116,783	204,212
Sempra Energy	880,465	98,436
Avangrid Inc.	1,258,907	66,357
Entergy Corp.	367,502	29,984
		609,024
Total Common Stocks
(Cost $14,481,994)		19,404,093
Temporary Cash Investments (3.0%)[1]
Money Market Fund (1.9%)
[3,4] Vanguard Market
Liquidity Fund,
1.886%	3,807,623	380,762

	Face
	Amount
	($000)
Repurchase Agreement (1.0%)
Bank of America
Securities, LLC 1.730%,
5/1/18 (Dated 4/30/18,
Repurchase Value
$197,309,000, collateralized
by Federal National
Mortgage Assn. 4.000%,
1/1/42, Federal Home Loan
Mortgage Corp. 3.500%,
2/1/33–2/1/48, with a value
of $201,246,000)	197,300	197,300

Face		Market
Amount		Value •
($000)		($000)
U. S. Government and Agency Obligations (0.1%)
United States Treasury Bill,
1.461%, 5/3/18	4,700	4,699
United States Treasury Bill,
1.370%, 5/17/18	6,000	5,996
5 United States Treasury Bill,
1.501%, 6/21/18	6,000	5,986
		16,681
Total Temporary Cash Investments
(Cost $594,707)		594,743
Total Investments (100.7%)
(Cost $15,076,701)		19,998,836

		Amount
		($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard		1,077
Receivables for Investment Securities Sold		29,688
Receivables for Accrued Income		23,415
Receivables for Capital Shares Issued		4,114
Unrealized Appreciation—Forward
Currency Contracts		3,905
Other Assets		4
Total Other Assets		62,203
Liabilities
Payables for Investment
Securities Purchased		(36,245)
Collateral for Securities on Loan		(118,489)
Payables to Investment Advisor		(4,203)
Payables for Capital Shares Redeemed		(5,854)
Payables to Vanguard		(26,062)
Variation Margin Payable—Futures Contracts		(939)
Unrealized Depreciation—Forward
Currency Contracts		(895)
Other Liabilities		(166)
Total Liabilities		(192,853)
Net Assets (100%)		19,868,186

Windsor Fund

At April 30, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	13,762,785
Undistributed Net Investment Income	86,729
Accumulated Net Realized Gains	1,098,679
Unrealized Appreciation (Depreciation)
Investment Securities	4,922,135
Futures Contracts	(5,013)
Forward Currency Contracts	3,010
Foreign Currencies	(139)
Net Assets	19,868,186

Investor Shares—Net Assets
Applicable to 217,984,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,100,195
Net Asset Value Per Share—
Investor Shares	$23.40

Admiral Shares—Net Assets
Applicable to 187,105,575 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,767,991
Net Asset Value Per Share—
Admiral Shares	$78.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $110,569,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.2% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $118,489,000 of collateral received for securities on loan.
5 Securities with a value of $4,789,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Windsor Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	770	101,910	(5,013)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan	6/20/18	JPY	1,286,600	USD	12,071	(260)
Barclays Bank	6/20/18	JPY	1,159,700	USD	10,994	(348)
Deutsche Bank	6/20/18	JPY	1,124,300	USD	10,551	(229)
BNP Paribas	6/20/18	JPY	963,100	USD	8,844	(2)
Goldman Sachs	6/20/18	JPY	280,700	USD	2,633	(56)
Credit Suisse	6/20/18	USD	128,927	JPY	13,618,346	3,905
						3,010
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At April 30, 2018, a counterparty had deposited in a segregated account cash of $3,860,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	191,754
Dividends—Affiliated Issuers	879
Interest—Unaffilated Issuers	1,557
Interest—Affiliated Issuers	2,268
Securities Lending—Net	53
Total Income	196,511
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,754
Performance Adjustment	(4,294)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,507
Management and Administrative—Admiral Shares	9,206
Marketing and Distribution—Investor Shares	352
Marketing and Distribution—Admiral Shares	312
Custodian Fees	52
Shareholders’ Reports and Proxy—Investor Shares	71
Shareholders’ Reports and Proxy—Admiral Shares	61
Trustees’ Fees and Expenses	16
Total Expenses	24,037
Net Investment Income	172,474
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,107,755
Investment Securities Sold—Affiliated Issuers	(76)
Futures Contracts	2,398
Forward Currency Contracts	(3,607)
Foreign Currencies	3,453
Realized Net Gain (Loss)	1,109,923
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(552,088)
Investment Securities— Affiliated Issuers	1,432
Futures Contracts	(7,993)
Forward Currency Contracts	(1,873)
Foreign Currencies	(113)
Change in Unrealized Appreciation (Depreciation)	(560,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	721,762
1 Dividends are net of foreign withholding taxes of $1,522,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	172,474	318,859
Realized Net Gain (Loss)	1,109,923	556,807
Change in Unrealized Appreciation (Depreciation)	(560,635)	3,093,941
Net Increase (Decrease) in Net Assets Resulting from Operations	721,762	3,969,607
Distributions
Net Investment Income
Investor Shares	(41,346)	(103,547)
Admiral Shares	(125,724)	(270,719)
Realized Capital Gain[1]
Investor Shares	(139,411)	(142,531)
Admiral Shares	(398,251)	(349,849)
Total Distributions	(704,732)	(866,646)
Capital Share Transactions
Investor Shares	(97,434)	(587,639)
Admiral Shares	391,515	443,152
Net Increase (Decrease) from Capital Share Transactions	294,081	(144,487)
Total Increase (Decrease)	311,111	2,958,474
Net Assets
Beginning of Period	19,557,075	16,598,601
End of Period[2]	19,868,186	19,557,075

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $73,359,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $86,729,000 and $77,872,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.38	$19.70	$21.06	$21.98	$19.50	$14.66
Investment Operations
Net Investment Income	.194[1]	.363[1]	.394	.356[2]	.279	.255
Net Realized and Unrealized Gain (Loss)
on Investments	.664	4.345	(.168)	.026	2.467	4.839
Total from Investment Operations	.858	4.708	.226	.382	2.746	5.094
Distributions
Dividends from Net Investment Income	(.192)	(. 433)	(. 317)	(. 339)	(. 266)	(. 254)
Distributions from Realized Capital Gains	(.646)	(.595)	(1.269)	(.963)	—	—
Total Distributions	(.838)	(1.028)	(1.586)	(1.302)	(.266)	(.254)
Net Asset Value, End of Period	$23.40	$23.38	$19.70	$21.06	$21.98	$19.50

Total Return[3]	3.66%	24.53%	1.27%	1.76%	14.14%	35.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,100	$5,191	$4,896	$5,379	$7,179	$7,126
Ratio of Total Expenses to
Average Net Assets[4]	0.31%	0.31%	0.30%	0.39%	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.65%	1.66%	2.01%	1.64%[2]	1.33%	1.49%
Portfolio Turnover Rate	36%	26%	26%	28%	38%	40%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), (0.06%), 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$78.88	$66.48	$71.04	$74.17	$65.81	$49.47
Investment Operations
Net Investment Income	. 694[1]	1.295[1]	1.398	1.291[2]	1.016	.924
Net Realized and Unrealized Gain (Loss)
on Investments	2.222	14.650	(.545)	.062	8.314	16.329
Total from Investment Operations	2.916	15.945	.853	1.353	9.330	17.253
Distributions
Dividends from Net Investment Income	(.688)	(1.538)	(1.134)	(1.235)	(.970)	(.913)
Distributions from Realized Capital Gains	(2.178)	(2.007)	(4.279)	(3.248)	—	—
Total Distributions	(2.866)	(3.545)	(5.413)	(4.483)	(.970)	(.913)
Net Asset Value, End of Period	$78.93	$78.88	$66.48	$71.04	$74.17	$65.81

Total Return[3]	3.69%	24.63%	1.41%	1.85%	14.24%	35.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,768	$14,366	$11,703	$12,206	$10,884	$9,144
Ratio of Total Expenses to
Average Net Assets[4]	0.21%	0.21%	0.20%	0.29%	0.28%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.76%	2.11%	1.74%[2]	1.43%	1.59%
Portfolio Turnover Rate	36%	26%	26%	28%	38%	40%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), (0.06%), 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended April 30, 2018, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a

Windsor Fund

counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

Windsor Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Mangement Company LLP and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Mangement Company LLP is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management Company, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $4,294,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $1,077,000, representing 0.01% of the fund’s net assets and 0.43% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Windsor Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	18,929,332	474,761	—
Temporary Cash Investments	380,762	213,981	—
Futures Contracts—Liabilities[1]	(939)	—	—
Forward Currency Contracts—Assets	—	3,905	—
Forward Currency Contracts—Liabilities	—	(895)	—
Total	19,309,155	691,752	—
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	—	3,905	3,905
Total Assets	—	3,905	3,905

Variation Margin Payable—Futures Contracts	(939)	—	(939)
Unrealized Depreciation—Forward Currency Contracts	—	(895)	(895)
Total Liabilities	(939)	(895)	(1,834)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018 were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	2,398	—	2,398
Forward Currency Contracts	—	(3,607)	(3,607)
Realized Net Gain (Loss) on Derivatives	2,398	(3,607)	(1,209)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(7,993)	—	(7,993)
Forward Currency Contracts	—	(1,873)	(1,873)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(7,993)	(1,873)	(9,866)

Windsor Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $15,076,701,000. Net unrealized appreciation of investment securities for tax purposes was $4,922,135,000, consisting of unrealized gains of $5,385,751,000 on securities that had risen in value since their purchase and $463,616,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2018, the fund purchased $3,549,644,000 of investment securities and sold $3,844,038,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	229,177	9,682	334,841	15,378
Issued in Lieu of Cash Distributions	175,193	7,471	238,948	11,375
Redeemed	(501,804)	(21,180)	(1,161,428)	(53,188)
Net Increase (Decrease)—Investor Shares	(97,434)	(4,027)	(587,639)	(26,435)
Admiral Shares
Issued	661,765	8,296	1,102,106	14,835
Issued in Lieu of Cash Distributions	489,895	6,194	579,577	8,179
Redeemed	(760,145)	(9,516)	(1,238,531)	(16,927)
Net Increase (Decrease)—Admiral Shares	391,515	4,974	443,152	6,087

Windsor Fund

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	241,265	NA1	NA1	(76)	53	2,268	—	380,762
Vanguard Value ETF	71,513	—	—	—	1,379	879	—	72,892
Total	312,778	—	—	(76)	1,432	3,147	—	453,654

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,036.59	$1.57
Admiral Shares	1,000.00	1,036.90	1.06
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.26	$1.56
Admiral Shares	1,000.00	1,023.75	1.05

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory arrangements with Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a classic value investment approach. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena’s research team conducts intensive fundamental research, buying companies only when the problems are judged to be temporary, management has a viable strategy to generate earnings recovery, and there is meaningful downside protection in case earnings do not recover. Pzena has managed a portion of the fund since 2012.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in solid companies whose current fundamentals are depressed relative to longer-term earnings potential. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The investment team has the support of Wellington Management’s global industry analysts in conducting its research-intensive approach. Wellington Management has advised the fund since its inception in 1958.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Pzena or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedules for Pzena and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

Independent Trustees

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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rights reserved.
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062018

Semiannual Report | April 30, 2018

Vanguard Windsor™ II Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	9
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Windsor II Fund returned about 3% for the six months ended April 30, 2018, ahead of its benchmark, the Russell 1000 Value Index, and in line with the average return of its large-capitalization value peer funds. For the period, value stocks trailed their growth counterparts. Large-, small-, and mid-cap stocks recorded generally similar returns.

• Each of the fund’s five advisors uses a value-oriented strategy and manages its portfolio with a long-term focus. The fund had positive returns in seven of its 11 industry sectors.

• Energy stocks were by far the fund’s top performers, advancing almost 19%, well ahead of their benchmark counterparts. This sector also contributed most to relative results. Another top performer, information technology, contributed solidly to returns but underperformed the benchmark.

• Industrial and financial stocks detracted the most from relative returns.

Total Returns: Six Months Ended April 30, 2018
			Total
			Returns
Vanguard Windsor II Fund
Investor Shares			2.64%
Admiral™ Shares			2.67
Russell 1000 Value Index			1.94
Large-Cap Value Funds Average			2.64
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.34%	0.26%	1.04%

The fund expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2018, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Value Funds.

1

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer

May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

3

Advisors’ Report

For the six months ended April 30, 2018, Vanguard Windsor II Fund returned 2.64% for Investor Shares and 2.67% for Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 16, 2018.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

Equity markets rose modestly over the past six months as investors wrestled with the effects of tax reform, geopolitical risk, improving economies around the world, and higher interest rates in the United States. The so-called bond proxy sectors (real estate, utilities, consumer staples), which had benefited from “lower for longer” interest rates, meaningfully lagged the market. Leadership instead came from energy (which has sharply rebounded from laggard status) and information technology (which has led for many years). Given the sustained outperformance of the technology stocks, it is no surprise that growth benchmarks continue to outperform value.

Energy was our best performer; several of our stocks rallied and we modestly overweighted the sector. Within consumer discretionary, Twenty-First Century Fox helped results most, as it rose on a takeover bid. Holding very few names in the bond proxy sectors also helped, although our ownership of tobacco stocks did not, as these holdings have felt the weight of renewed regulatory concerns.

Stock selection within industrials held back returns, with Johnson Controls International and General Electric detracting notably. We consider both of these companies to be solid firms whose stock is deeply undervalued. Health care, which behaved defensively in a challenged market, helped performance. The sector remains the largest in our portfolio.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The Standard & Poor’s 500 Index rose 3.8% for the six months ended April 30, 2018. Stocks set new records in the final

4

months of 2017 and into the new year as solid economic data and progress in government initiatives spurred investor optimism. Corporate earnings and other indicators of economic health were largely positive, with the majority of companies reporting higher-than-expected quarterly earnings.

The U.S. economy continued to add jobs at a strong rate, consumer confidence hit a 17-year high, and full-year 2017 GDP growth of 2.5% marked the economy’s strongest pace in three years. An initial reading of first-quarter growth also exceeded expectations. However, volatility also picked up in the new year as some investors feared that a pickup in wage growth and inflation would lead to additional interest rate hikes in 2018 and concerns grew over a potential trade war between the United States and its trade partners.

Stock selection in information technology and health care helped performance. In information technology, top contributors included Cisco Systems and Motorola Solutions; in health care, Zoetis and Johnson & Johnson stood out.

Selection within consumer discretionary, along with our underweighting of the sector, took a toll. The largest detractors included Lowe’s and McDonald’s. Selection in the industrials sector also hurt returns; top detractors included United Parcel Service (UPS) and Kennametal. We sold our position in UPS in April.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

The S&P 500 Index returned 3.8% for the period. Continuing the pattern of recent years, large-capitalization growth stocks outperformed their large-cap value counterparts.

The market has been led by a handful of large companies, many of which exhibited elevated valuations even before recent increases. Amazon, for example, returned 42% for the period, which represents an increase in its market capitalization of more than $225 billion. For perspective, this six-month increase in market cap exceeds the total market cap for many large U.S. blue chips—including AT&T, Pfizer, Procter & Gamble, and Boeing.

On one hand, these conditions have made it difficult to keep pace with the broad market. On the other, they have created a market environment with large valuation discrepancies––which is a favorable environment for bottom-up, fundamental value investors. The portfolio’s valuation discount to the market exemplifies this advantage: The portfolio trades at 9.6 times normal earnings, compared with 14.5 times for the Russell 1000 Value Index and 17.3 times for the S&P 500 Index.

5

Against this backdrop, we have identified interesting opportunities in information technology, favoring well-managed companies with sticky customers and good balance sheets. More recently, we increased our energy weighting as both valuations and balance sheets in the sector have improved. Information technology and energy were the top performers for the period, and our overweight allocations to them helped returns. The biggest contributors were Hewlett Packard Enterprise, Marathon Oil, Hess, Ericsson, and Discovery Communications; the largest detractors were AIG, Johnson Controls International, Corning, Oracle, and General Motors.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Our portfolio is positioned to benefit from sustained economic growth, rising interest rates, and technology-driven innovation. Banks, a major area of investment, have already been helped by moves to increase interest rates by the U.S. Federal Reserve. Home builders have benefited from strong demand for new single-family homes, prompting us to take some profits in this area.

Our most recent purchases were in the energy sector as we believe the deflationary impact of shale development on oil prices has come to an end. We maintain significant investments in the pharmaceutical, semiconductor, computer, and media industries, where new products and services promise to stimulate faster growth. Overall, the portfolio is well-diversified, with a lower-than-normal risk profile.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

Global equities continued to post positive returns as calendar year 2017 drew to a close, and the S&P 500 Index reached a record high about a month later. February brought a sudden change in market sentiment and the return of volatility after an unusually long period of calm. The broad U.S. equity market, as measured by the Russell 3000 Index, returned 3.79% for the six months ended April 30, 2018. U.S. stock market performance for the period was mixed; six of the 11 industry sectors advanced, led by consumer discretionary and energy. Growth stocks outperformed their value counterparts, and large-caps and small-caps had similar returns.

6

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality (healthy balance sheets and consistent cash-flow generation), management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Using these five fundamentals, we generate a composite daily stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to the benchmark).

For the period, all five models helped performance, most notably quality, growth, and management decisions. Our strongest sector results were in financials, energy, and consumer discretionary. Our weakest results were in industrials.

At the stock level, the largest contributions came from overweighted allocations to HollyFrontier and Valero Energy (energy), Best Buy (consumer discretionary), and Seagate Technology (information technology), and underweighted exposure to General Electric (industrials). The biggest detractors were overweighted allocations to ManpowerGroup (industrials), Albemarle (materials), Forest City Realty Trust (real estate), and PG&E (utilities), and underweighted exposure to Cisco Systems (information technology).

7

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$Million	Investment Strategy
Barrow, Hanley, Mewhinney &	46	21,767	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	21	10,174	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the
			firm’s global sector analysts.
Hotchkis and Wiley Capital	16	7,729	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	16	7,687	Employs a traditional, bottom-up, fundamental
			research approach to identifying securities that are
			undervalued relative to their expected total return.
Vanguard Quantitative Equity	1	332	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	0	140	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	908,259,624	31,367,492	96.7%
Emerson U. Fullwood	905,886,189	33,740,926	96.4%
Amy Gutmann	905,801,076	33,826,039	96.4%
JoAnn Heffernan Heisen	907,652,013	31,975,103	96.6%
F. Joseph Loughrey	907,036,081	32,591,035	96.5%
Mark Loughridge	907,732,965	31,894,150	96.6%
Scott C. Malpass	905,318,513	34,308,603	96.3%
F. William McNabb III	906,555,088	33,072,027	96.5%
Deanna Mulligan	907,019,907	32,607,209	96.5%
André F. Perold	902,790,493	36,836,623	96.1%
Sarah Bloom Raskin	905,994,185	33,632,930	96.4%
Peter F. Volanakis	906,439,964	33,187,152	96.5%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Windsor II Fund	519,703,916	28,175,414	22,735,704	38,812,055	85.3%

9

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Windsor II Fund	126,588,993	44,221,594	399,804,448	38,812,055	20.8%

10

Windsor II Fund

Fund Profile

As of April 30, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.34%	0.26%
30-Day SEC
Yield	2.91%	2.99%

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.96	0.93
Beta	1.01	1.00

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	284	710	3,752
Median Market
Cap	$93.9B	$64.4B	$66.1B
Price/Earnings
Ratio	17.7x	16.5x	20.5x
Price/Book Ratio	2.2x	1.9x	2.9x
Return on Equity	14.9%	11.6%	15.0%
Earnings Growth
Rate	5.3%	4.9%	8.4%
Dividend Yield	2.3%	2.4%	1.8%
Foreign Holdings	9.0%	0.0%	0.0%
Turnover Rate
(Annualized)	26%	—	—
Short-Term
Reserves	2.5%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	Systems Software	3.6%
Medtronic plc	Health Care
	Equipment	2.8
Pfizer Inc.	Pharmaceuticals	2.7
Citigroup Inc.	Diversified Banks	2.6
Bank of America Corp.	Diversified Banks	2.5
JPMorgan Chase & Co.	Diversified Banks	2.5
Wells Fargo & Co.	Diversified Banks	2.1
Johnson & Johnson	Pharmaceuticals	2.1
Oracle Corp.	Systems Software	2.0
United Technologies	Aerospace &
Corp.	Defense	1.9
Top Ten		24.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 26, 2018, and represent estimated costs for the current fiscal year.

For the six months ended April 30, 2018, the annualized expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares.

11

Windsor II Fund

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	11.6%	6.7%	13.1%
Consumer Staples	7.8	7.1	6.3
Energy	10.8	11.7	6.0
Financials	19.4	26.9	15.1
Health Care	16.2	14.3	13.6
Industrials	9.0	8.0	10.5
Information
Technology	18.5	9.1	23.8
Materials	3.4	2.9	3.3
Real Estate	0.4	4.6	3.7
Telecommunication
Services	2.0	2.7	1.7
Utilities	0.9	6.0	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

12

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	8.15%	10.38%	8.06%
Admiral Shares	5/14/2001	8.25	10.47	8.15

See Financial Highlights for dividend and capital gains information.

13

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.2%)[1]
Consumer Discretionary (11.2%)
	Lowe’s Cos. Inc.	10,544,092	869,149
	Comcast Corp.
	Class A	23,822,428	747,786
	Dollar General Corp.	6,896,796	665,748
2	Adient plc	5,790,355	354,891
	Twenty-First Century
	Fox Inc. Class A	8,725,413	319,001
	McDonald’s Corp.	1,231,725	206,240
	Omnicom Group Inc.	2,680,400	197,438
	Aptiv plc	2,126,576	179,866
	General Motors Co.	4,713,528	173,175
	DR Horton Inc.	3,837,656	169,394
	Lennar Corp. Class A	2,807,920	148,511
	Starbucks Corp.	2,461,870	141,730
*	AutoZone Inc.	213,570	133,379
*	Discovery
	Communications Inc.	5,508,800	122,406
*,^	Discovery
	Communications Inc.
	Class A	3,837,200	90,750
*	Dollar Tree Inc.	903,400	86,627
	Whirlpool Corp.	551,500	85,455
	CBS Corp. Class B	1,707,400	84,004
	Magna International
	Inc.	1,273,100	75,113
	Goodyear Tire &
	Rubber Co.	2,773,700	69,648
*	Madison Square
	Garden Co. Class A	259,967	63,177
	Harley-Davidson Inc.	1,315,300	54,098
	Publicis Groupe SA	687,520	51,413
	Genuine Parts Co.	563,581	49,775
	Honda Motor Co. Ltd.	1,390,321	47,808
	Hyundai Motor Co.	263,261	39,265

	Interpublic Group of
	Cos. Inc.	1,543,200	36,404
	Bed Bath & Beyond
	Inc.	1,630,200	28,463
	Delphi Technologies
	plc	270,433	13,092
*	Meritage Homes
	Corp.	284,390	12,655
	Best Buy Co. Inc.	34,271	2,623
	Lear Corp.	11,369	2,126
	Lennar Corp. Class B	47,457	2,026
	Toll Brothers Inc.	42,301	1,783
	Royal Caribbean
	Cruises Ltd.	15,344	1,660
*	Liberty Global plc
	Class A	53,029	1,598
*	Michael Kors
	Holdings Ltd.	21,197	1,450
	News Corp. Class B	87,821	1,427
	Ralph Lauren Corp.
	Class A	12,649	1,389
	H&R Block Inc.	49,693	1,374
	Target Corp.	16,713	1,213
	BorgWarner Inc.	14,831	726
	Ford Motor Co.	53,200	598
	News Corp. Class A	24,257	388
	Carnival Corp.	5,879	371
	Twenty-First Century
	Fox Inc.	9,900	357
	Las Vegas Sands
	Corp.	4,794	352
	Macy’s Inc.	11,123	346
	Kohl’s Corp.	4,124	256
	Nordstrom Inc.	3,969	201
*	Michaels Cos. Inc.	8,634	161
	Gentex Corp.	6,091	138
	Gap Inc.	2,527	74
			5,339,098

14

Windsor II Fund

		Market
		Value•
	Shares	($000)
Consumer Staples (7.5%)
Philip Morris
International Inc.	7,596,207	622,889
CVS Health Corp.	8,017,292	559,848
Altria Group Inc.	9,238,580	518,377
^ Imperial Brands plc
ADR	13,622,848	495,463
Coca-Cola Co.	10,781,149	465,853
PepsiCo Inc.	2,682,521	270,774
Molson Coors
Brewing Co. Class B	3,004,878	214,068
Unilever plc ADR	2,220,700	124,293
Nestle SA	1,448,100	112,184
Kroger Co.	3,822,300	96,284
Mondelez
International Inc.
Class A	1,875,813	74,095
Kellogg Co.	525,976	30,980
Procter & Gamble Co.	83,679	6,053
Walmart Inc.	56,691	5,015
Tyson Foods Inc.
Class A	32,288	2,263
Lamb Weston
Holdings Inc.	32,085	2,096
Walgreens Boots
Alliance Inc.	26,176	1,739
Ingredion Inc.	13,574	1,644
JM Smucker Co.	12,054	1,375
Sysco Corp.	9,024	564
Conagra Brands Inc.	3,392	126
Clorox Co.	755	88
		3,606,071
Energy (10.5%)
BP plc ADR	16,053,187	715,812
Occidental Petroleum
Corp.	9,121,799	704,750
ConocoPhillips	10,209,473	668,720
Phillips 66	5,327,771	593,034
Chevron Corp.	2,057,338	257,393
Apache Corp.	6,121,900	250,692
Halliburton Co.	4,172,425	221,097
Marathon Oil Corp.	11,758,726	214,597
EOG Resources Inc.	1,669,500	197,285
Hess Corp.	3,408,500	194,250
Schlumberger Ltd.	2,777,375	190,417
Cabot Oil & Gas Corp.	7,483,823	178,938
Royal Dutch Shell plc
ADR	1,820,106	127,225
Pioneer Natural
Resources Co.	596,912	120,308
Andeavor	845,000	116,880
Murphy Oil Corp.	3,559,810	107,186

	National Oilwell Varco
	Inc.	2,629,500	101,683
*	Kosmos Energy Ltd.	5,732,500	40,357
	Exxon Mobil Corp.	99,159	7,710
	Valero Energy Corp.	32,355	3,589
	Marathon Petroleum
	Corp.	40,295	3,018
	HollyFrontier Corp.	41,492	2,518
	Anadarko Petroleum
	Corp.	30,300	2,040
*	Continental Resources
	Inc.	1,069	71
			5,019,570
Financials (18.8%)
	Citigroup Inc.	18,351,074	1,252,828
	Bank of America
	Corp.	39,741,223	1,189,057
	JPMorgan Chase &
	Co.	10,816,735	1,176,644
	Wells Fargo & Co.	19,295,837	1,002,612
	American International
	Group Inc.	13,604,922	761,876
	American Express Co.	7,173,344	708,368
	Citizens Financial
	Group Inc.	8,279,348	343,510
	SunTrust Banks Inc.	4,212,460	281,392
	Fifth Third Bancorp	7,509,132	249,078
	Intercontinental
	Exchange Inc.	3,347,000	242,524
	Capital One
	Financial Corp.	1,798,100	162,944
	Navient Corp.	10,588,320	140,401
	Morgan Stanley	2,718,348	140,321
	Sterling Bancorp	5,557,600	131,993
*	SLM Corp.	10,570,236	121,346
	Discover Financial
	Services	1,582,400	112,746
	Travelers Cos. Inc.	842,400	110,860
	Barclays plc	36,326,564	103,571
	Aon plc	725,350	103,341
	Goldman Sachs
	Group Inc.	398,718	95,026
	Commerce
	Bancshares Inc.	1,225,550	77,847
	State Street Corp.	775,013	77,331
	China Construction
	Bank Corp.	56,748,000	59,453
	Ally Financial Inc.	2,109,470	55,057
^	Banco de Sabadell
	SA	24,989,467	48,902
	Synchrony Financial	1,360,621	45,132
	CIT Group Inc.	821,600	43,504

15

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Sumitomo Mitsui
	Financial Group Inc.	1,036,900	43,216
	Industrial &
	Commercial Bank
	of China Ltd.	45,262,000	39,735
	Bank of New York
	Mellon Corp.	719,300	39,209
	PNC Financial
	Services Group Inc.	25,074	3,651
	Aflac Inc.	62,594	2,852
	Allstate Corp.	27,702	2,710
	Regions Financial
	Corp.	127,570	2,386
*	E*TRADE Financial
	Corp.	34,834	2,114
	Santander Consumer
	USA Holdings Inc.	110,783	2,044
	T. Rowe Price Group
	Inc.	16,838	1,916
	Torchmark Corp.	21,994	1,908
	Comerica Inc.	19,889	1,881
	Ameriprise Financial
	Inc.	13,203	1,851
	Unum Group	37,831	1,830
	Reinsurance Group of
	America Inc. Class A	11,487	1,716
	Progressive Corp.	28,267	1,704
	Lincoln National Corp.	17,887	1,264
	FNF Group	21,766	802
*	Athene Holding Ltd.
	Class A	15,395	754
	US Bancorp	13,335	673
	Zions Bancorporation	8,254	452
	Assurant Inc.	3,841	356
	CME Group Inc.	1,877	296
	Chubb Ltd.	1,004	136
			8,993,120
Health Care (15.6%)
	Medtronic plc	16,632,874	1,332,792
	Pfizer Inc.	34,716,051	1,270,955
	Johnson & Johnson	7,803,110	987,015
*	Express Scripts
	Holding Co.	8,841,976	669,338
	Sanofi ADR	14,733,065	579,304
	Cardinal Health Inc.	8,479,918	544,156
	UnitedHealth Group
	Inc.	1,292,500	305,547
	Anthem Inc.	1,177,267	277,823
	Gilead Sciences Inc.	3,688,100	266,391
	Cigna Corp.	1,129,855	194,132
	Zoetis Inc.	2,223,547	185,622
	Koninklijke Philips NV	3,113,514	131,453
	GlaxoSmithKline plc
	ADR	3,261,600	130,823

*	Biogen Inc.	426,705	116,746
	Humana Inc.	344,910	101,466
	Roche Holding AG	429,900	95,518
	Merck & Co. Inc.	1,578,437	92,923
	Danaher Corp.	864,200	86,696
	AbbVie Inc.	591,281	57,088
	Zimmer Biomet
	Holdings Inc.	325,300	37,465
	Eli Lilly & Co.	48,159	3,904
*	Laboratory Corp. of
	America Holdings	12,703	2,169
	Agilent Technologies
	Inc.	31,405	2,065
	Amgen Inc.	10,863	1,895
	Universal Health
	Services Inc. Class B	16,330	1,865
	Quest Diagnostics Inc.	15,427	1,561
	Perrigo Co. plc	17,369	1,357
	Abbott Laboratories	17,591	1,023
*	IQVIA Holdings Inc.	9,700	929
			7,480,021
Industrials (8.6%)
	United Technologies
	Corp.	7,683,722	923,199
	Johnson Controls
	International plc	21,932,061	742,839
	General Electric Co.	44,580,031	627,241
	General Dynamics
	Corp.	1,777,859	357,901
	Eaton Corp. plc	2,944,418	220,920
	Raytheon Co.	1,015,787	208,175
	CNH Industrial NV	11,893,000	145,689
	Cummins Inc.	896,386	143,296
	Norfolk Southern
	Corp.	921,966	132,275
	Honeywell
	International Inc.	723,721	104,708
	Wabtec Corp.	1,119,500	99,423
	Kennametal Inc.	1,903,700	69,390
	Stanley Black &
	Decker Inc.	488,022	69,099
	Deere & Co.	475,900	64,404
*	Copart Inc.	1,066,850	54,495
*	Gates Industrial Corp.
	plc	3,249,200	50,883
	Rockwell Automation
	Inc.	290,150	47,738
	Embraer SA ADR	1,339,300	33,777
	PACCAR Inc.	496,900	31,638
	WW Grainger Inc.	7,490	2,107
	Dover Corp.	21,459	1,989
	Allison Transmission
	Holdings Inc.	43,017	1,677
	Caterpillar Inc.	11,384	1,643

16

Windsor II Fund

			Market
			Value•
		Shares	($000)
	ManpowerGroup Inc.	14,075	1,347
	American Airlines
	Group Inc.	30,912	1,327
	Pentair plc	16,050	1,080
	Waste Management
	Inc.	5,869	477
	KAR Auction Services
	Inc.	8,700	452
	Delta Air Lines Inc.	6,691	349
*	JetBlue Airways Corp.	10,509	202
	Expeditors International
	of Washington Inc.	2,685	172
	Kansas City Southern	1,363	145
			4,140,057
Information Technology (17.8%)
	Microsoft Corp.	18,294,046	1,710,859
	Oracle Corp.	20,428,753	932,981
	Apple Inc.	4,655,636	769,390
	QUALCOMM Inc.	11,379,797	580,483
	Intel Corp.	10,247,040	528,952
*	Alphabet Inc. Class A	458,898	467,424
	Cisco Systems Inc.	9,931,678	439,874
*	Alphabet Inc. Class C	396,656	403,530
	Samsung Electronics
	Co. Ltd.	7,670,000	380,219
	Hewlett Packard
	Enterprise Co.	19,226,100	327,805
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	7,567,119	290,956
*	eBay Inc.	6,095,784	230,908
	Motorola Solutions Inc.	1,931,705	212,159
^	Telefonaktiebolaget
	LM Ericsson ADR	26,302,900	198,587
	Visa Inc. Class A	1,456,600	184,813
	Corning Inc.	5,910,900	159,713
	DXC Technology Co.	1,444,450	148,865
	Skyworks Solutions
	Inc.	1,467,750	127,342
	Analog Devices Inc.	1,334,788	116,594
*	Worldpay Inc. Class A	941,100	76,436
*	Palo Alto Networks Inc.	378,300	72,827
*	CoreLogic Inc.	1,166,900	57,762
*	Teradata Corp.	943,500	38,608
	TE Connectivity Ltd.	385,300	35,351
	International Business
	Machines Corp.	30,477	4,418
	HP Inc.	129,411	2,781
	Western Digital Corp.	28,366	2,235
	Western Union Co.	100,508	1,985
	Marvell Technology
	Group Ltd.	85,927	1,724

*	Dell Technologies Inc.
	Class V	23,163	1,662
	Seagate Technology
	plc	27,608	1,598
	NVIDIA Corp.	7,050	1,586
	Avnet Inc.	32,099	1,259
	Teradyne Inc.	25,303	824
*	Micron Technology Inc.	5,942	273
	NetApp Inc.	3,637	242
*	Arrow Electronics Inc.	2,377	178
			8,513,203
Materials (3.3%)
	Air Products &
	Chemicals Inc.	4,499,199	730,175
	DowDuPont Inc.	8,202,753	518,742
	International Paper Co.	1,717,600	88,560
	Steel Dynamics Inc.	1,850,750	82,932
	Vulcan Materials Co.	442,200	49,389
	Nutrien Ltd.	1,058,692	48,202
	Sensient Technologies
	Corp.	715,750	47,705
	LyondellBasell
	Industries NV Class A	23,570	2,492
	Huntsman Corp.	61,729	1,838
	Westlake Chemical
	Corp.	16,950	1,813
*	Alcoa Corp.	34,440	1,763
	Freeport-McMoRan
	Inc.	99,762	1,518
			1,575,129
Other (0.7%)
	SPDR S&P 500 ETF
	Trust	1,031,243	272,774
3	Vanguard Value ETF	444,068	46,010
			318,784
Real Estate (0.4%)
	Prologis Inc.	2,620,300	170,084
	Weyerhaeuser Co.	71,392	2,626
	Host Hotels & Resorts
	Inc.	107,130	2,095
	Jones Lang LaSalle Inc.	11,202	1,899
	Gaming and Leisure
	Properties Inc.	53,909	1,847
	Spirit Realty Capital Inc.	213,943	1,722
	Park Hotels & Resorts
	Inc.	34,427	991
	WP Carey Inc.	12,106	773
	Extra Space Storage
	Inc.	3,318	297
	Lamar Advertising Co.
	Class A	2,898	185
			182,519

17

Windsor II Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (1.9%)
Verizon
Communications Inc.	10,528,449	519,579
AT&T Inc.	5,983,869	195,673
Vodafone Group
plc ADR	6,248,436	183,766
		899,018
Utilities (0.9%)
Exelon Corp.	6,242,526	247,703
Southern Co.	1,786,800	82,407
PPL Corp.	2,606,500	75,849
NextEra Energy Inc.	24,374	3,995
FirstEnergy Corp.	70,945	2,441
Entergy Corp.	27,562	2,249
NRG Energy Inc.	64,037	1,985
MDU Resources
Group Inc.	68,704	1,935
CenterPoint Energy
Inc.	73,885	1,872
American Electric
Power Co. Inc.	20,060	1,404
National Fuel Gas Co.	26,382	1,355
		423,195
Total Common Stocks
(Cost $34,416,101)		46,489,785
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.8%)
[4,5] Vanguard Market
Liquidity Fund,
1.886%	13,551,479	1,355,148

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
United States Treasury Bill,
1.398%, 5/3/18	20,000	19,998
6	United States Treasury Bill,
1.446%, 5/31/18	2,086	2,083
6	United States Treasury Bill,
1.941%, 9/27/18	7,200	7,143
6	United States Treasury Bill,
1.934%, 10/11/18	100	99
		29,323
Total Temporary Cash Investments
(Cost $1,384,371)		1,384,471
Total Investments (100.1%)
(Cost $35,800,472)		47,874,256

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	2,587
Receivables for Investment
Securities Sold	392,786
Receivables for Accrued Income	53,021
Receivables for Capital Shares Issued	5,969
Variation Margin Receivable—
Futures Contracts	53
Other Assets	8,050
Total Other Assets	462,466
Liabilities
Payables for Investment Securities
Purchased	(295,781)
Collateral for Securities on Loan	(100,271)
Payables to Investment Advisor	(13,830)
Payables for Capital Shares Redeemed	(28,010)
Payables to Vanguard	(68,892)
Variation Margin Payable—
Futures Contracts	(1,284)
Other Liabilities	(7)
Total Liabilities	(508,075)
Net Assets (100%)	47,828,647

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	34,103,989
Undistributed Net Investment Income	235,109
Accumulated Net Realized Gains	1,417,243
Unrealized Appreciation (Depreciation)
Investment Securities	12,073,784
Futures Contracts	(1,429)
Foreign Currencies	(49)
Net Assets	47,828,647

Investor Shares—Net Assets
Applicable to 350,492,665 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,995,240
Net Asset Value Per Share—
Investor Shares	$37.08

18

Windsor II Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 529,387,128 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	34,833,407
Net Asset Value Per Share—
Admiral Shares	$65.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $74,087,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.4% and 2.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
5 Includes $100,271,000 of collateral received for securities on loan.
6 Securities with a value of $9,139,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	798	105,615	(1,429)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	545,676
Dividends—Affiliated Issuers	3,035
Interest—Unaffiliated Issuers	167
Interest—Affiliated Issuers	9,156
Securities Lending—Net	381
Total Income	558,415
Expenses
Investment Advisory Fees—Note B
Basic Fee	34,475
Performance Adjustment	(5,623)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,328
Management and Administrative—Admiral Shares	22,808
Marketing and Distribution—Investor Shares	891
Marketing and Distribution—Admiral Shares	780
Custodian Fees	1,540
Shareholders’ Reports and Proxy—Investor Shares	91
Shareholders’ Reports and Proxy—Admiral Shares	157
Trustees’ Fees and Expenses	38
Total Expenses	68,485
Expenses Paid Indirectly	(538)
Net Expenses	67,947
Net Investment Income	490,468
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,502,877
Investment Securities Sold—Affiliated Issuers	10,483
Futures Contracts	(1,401)
Foreign Currencies	26
Realized Net Gain (Loss)	1,511,985
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(552,782)
Investment Securities—Affiliated Issuers	(88,300)
Futures Contracts	(2,172)
Foreign Currencies	(29)
Change in Unrealized Appreciation (Depreciation)	(643,283)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,359,170

1 Dividends are net of foreign withholding taxes of $3,894,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	490,468	995,340
Realized Net Gain (Loss)	1,511,985	3,197,107
Change in Unrealized Appreciation (Depreciation)	(643,283)	4,305,009
Net Increase (Decrease) in Net Assets Resulting from Operations	1,359,170	8,497,456
Distributions
Net Investment Income
Investor Shares	(134,971)	(328,011)
Admiral Shares	(371,188)	(780,981)
Realized Capital Gain[1]
Investor Shares	(828,642)	(754,617)
Admiral Shares	(2,184,797)	(1,716,810)
Total Distributions	(3,519,598)	(3,580,419)
Capital Share Transactions
Investor Shares	(56,184)	(1,593,453)
Admiral Shares	893,350	1,063,814
Net Increase (Decrease) from Capital Share Transactions	837,166	(529,639)
Total Increase (Decrease)	(1,323,262)	4,387,398
Net Assets
Beginning of Period	49,151,909	44,764,511
End of Period[2]	47,828,647	49,151,909

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $190,916,000 and $129,480,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $235,109,000 and $250,774,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$38.81	$35.03	$36.73	$39.59	$36.19	$29.33
Investment Operations
Net Investment Income	. 368[1]	.750[1]	.847[1]	.809	.868	.740
Net Realized and Unrealized Gain (Loss)
on Investments	.708	5.847	.096	(.229)	4.167	6.842
Total from Investment Operations	1.076	6.597	.943	.580	5.035	7.582
Distributions
Dividends from Net Investment Income	(. 393)	(. 851)	(.781)	(. 827)	(. 838)	(.722)
Distributions from Realized Capital Gains	(2.413)	(1.966)	(1.862)	(2.613)	(.797)	—
Total Distributions	(2.806)	(2.817)	(2.643)	(3.440)	(1.635)	(.722)
Net Asset Value, End of Period	$37.08	$38.81	$35.03	$36.73	$39.59	$36.19

Total Return[2]	2.64%	19.60%	2.86%	1.57%	14.36%	26.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,995	$13,638	$13,773	$15,397	$17,312	$18,034
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.34%	0.33%	0.34%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.93%	2.01%	2.46%	2.12%	2.28%	2.25%
Portfolio Turnover Rate	26%	32%	33%	26%	27%	27%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.03%), (0.02%), 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$68.88	$62.18	$65.20	$70.27	$64.23	$52.06
Investment Operations
Net Investment Income	. 679[1]	1.377[1]	1.552[1]	1.492	1.601	1.366
Net Realized and Unrealized Gain (Loss)
on Investments	1.253	10.376	.168	(.401)	7.398	12.134
Total from Investment Operations	1.932	11.753	1.720	1.091	8.999	13.500
Distributions
Dividends from Net Investment Income	(.728)	(1.565)	(1.437)	(1.525)	(1.545)	(1.330)
Distributions from Realized Capital Gains	(4.284)	(3.488)	(3.303)	(4.636)	(1.414)	—
Total Distributions	(5.012)	(5.053)	(4.740)	(6.161)	(2.959)	(1.330)
Net Asset Value, End of Period	$65.80	$68.88	$62.18	$65.20	$70.27	$64.23

Total Return[2]	2.67%	19.68%	2.94%	1.66%	14.46%	26.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,833	$35,514	$30,991	$31,763	$32,898	$27,593
Ratio of Total Expenses to
Average Net Assets[3]	0.26%	0.26%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.09%	2.54%	2.20%	2.36%	2.33%
Portfolio Turnover Rate	26%	32%	33%	26%	27%	27%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.03%), (0.02%), 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

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Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counter-parties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

25

Windsor II Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Lazard Asset Management LLC, Hotchkis and Wiley Capital Management, LLC, and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years. The basic fee of Lazard Asset Management LLC, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $254,000 for the six months ended April 30, 2018.

For the six months ended April 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net decrease of $5,623,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $2,587,000, representing 0.01% of the fund’s net assets and 1.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

26

Windsor II Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2018, these arrangements reduced the fund’s management and administrative expenses by $535,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	45,468,501	1,021,284	—
Temporary Cash Investments	1,355,148	29,323	—
Futures Contracts—Assets[1]	53	—	—
Futures Contracts—Liabilities[1]	(1,284)	—	—
Total	46,822,418	1,050,607	—
1 Represents variation margin on the last day of the reporting period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $35,800,472,000. Net unrealized appreciation of investment securities for tax purposes was $12,073,784,000, consisting of unrealized gains of $14,059,605,000 on securities that had risen in value since their purchase and $1,985,821,000 in unrealized losses on securities that had fallen in value since their purchase.

27

Windsor II Fund

G. During the six months ended April 30, 2018, the fund purchased $6,300,774,000 of investment securities and sold $8,688,102,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2018	October 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	567,532	14,972	649,950	17,561
Issued in Lieu of Cash Distributions	938,145	24,819	1,057,833	29,591
Redeemed	(1,561,861)	(40,696)	(3,301,236)	(88,909)
Net Increase (Decrease)—Investor Shares	(56,184)	(905)	(1,593,453)	(41,757)
Admiral Shares
Issued	1,190,513	17,540	3,043,402	46,187
Issued in Lieu of Cash Distributions	2,419,467	36,074	2,363,797	37,258
Redeemed	(2,716,630)	(39,826)	(4,343,385)	(66,275)
Net Increase (Decrease)—Admiral Shares	893,350	13,788	1,063,814	17,170

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Adient plc	NA1	209,622	23,221	7	(79,459)	2,359	—	354,891
Vanguard Market
Liquidity Fund	1,240,439	NA [2]	NA [2]	(155)	112	9,156	—	1,355,148
Vanguard Value
ETF	64,101	—	19,769	10,631	(8,953)	676	—	46,010
Total	1,304,540	209,622	42,990	10,483	(88,300)	12,191	—	1,756,049

1 Not applicable—at October 31, 2017, the issuer was not an affiliated company of the fund. 2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,026.36	$1.71
Admiral Shares	1,000.00	1,026.67	1.31
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
Admiral Shares	1,000.00	1,023.51	1.30

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley); Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley); Lazard Asset Management LLC (Lazard); Sanders Capital, LLC (Sanders Capital); and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued due to short-term disappointments. The advisor seeks to construct a portfolio with strict adherence to valuation factors, below-average price/earnings and price/book value ratios, and above-average current yields. Barrow Hanley has advised the fund since the fund’s inception in 1985.

Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. Hotchkis and Wiley invests in companies where it believes that the present value of future cash flows exceeds the market price. The advisor believes that the market frequently undervalues companies due to the extrapolation of current trends, while capital flows usually cause a company’s returns and profitability to normalize over the long term. Hotchkis and Wiley seeks to identify these companies with a disciplined, bottom-up research process. The portfolio managers leverage the support of a broad analyst team, which is organized into sector teams in an effort to better understand the impact that industry dynamics and macroeconomic risk factors might have on individual companies. Hotchkis and Wiley has managed a portion of the fund since 2003.

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Lazard. Lazard, a subsidiary of Lazard Freres & Co LLC, provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a relative value, bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. Utilizing scenario analysis, the team seeks to understand the durability and future direction of financial productivity and valuation. Lazard has managed a portion of the fund since 2007.

Sanders Capital. Founded in 2009, Sanders Capital employs a traditional, bottom-up, fundamental research approach to identify securities that are undervalued relative to their expected total return. The portfolio managers are supported by a well-credentialed and experienced sector analyst team, in addition to a quantitative research analyst. Sanders Capital has managed a portion of the fund since 2010.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rates were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rates.

The board did not consider the profitability of Barrow Hanley, Hotchkis and Wiley, Lazard, or Sanders Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Hotchkis and Wiley, Lazard, and Sanders Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 14, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number 33-32216, Incorporated by Reference.